UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2024

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 West Peachtree Street NW
Atlanta, Georgia
30308-1925	(855) 667-3655
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 4, 2024, Norfolk Southern Corporation (the “Company” or “Norfolk Southern”) issued a press release providing an update on its plan to accelerate progress on its strategy and deliver long-term shareholder value.

Accelerating Operational Performance

•

Operations Reporting Changes: Intermodal and Automotive Operations, previously under the company’s Marketing division, is now reporting to our new Chief Operating Officer, John Orr. This change will instill additional operational rigor, enhance opportunity for further productivity, and improve alignment and coordination across the business, including in Merchandise and Bulk. This organization joins Car Management, which has also been moved into Operations.

•

Near-Term Operational Priorities: Since Orr’s appointment as COO on March 20, 2024, he has been streamlining operational processes and enhancing safety, productivity, and service. These initiatives include:

•	Executing a ‘Safety Blitz’ to reinforce best practices;

•	Assembling a task force and war room in the Network Operations Center to assess network-wide asset utilization;

•	Developing a network heat map to identify blockages and increase speed; and

•	Classifying two hump yards as ‘High Performance Terminals’, where he anticipates achieving 33% improvement in dwell time over the next 60 days at those locations.

Together, these changes are helping to increase the speed of the Merchandise network and open the door for broader network fluidity and efficiency. In just two weeks, tangible results have already been realized, including:

•	Improved Terminal Dwell by 8%;

•	Increased Merchandise Train Speed by 8%; and

•	Decreased Active Train Count by 8%.

•

Lane Rationalization: A comprehensive review and optimization of the Intermodal network has eliminated lanes that do not have the density to meet productivity targets. To date, this has removed 53 low-volume lanes with limited growth prospects, comprising 15% of all our Intermodal lanes. This effort reduces network complexity, supporting the Company’s efforts to drive fluidity and productivity. It frees resources to improve service in lanes that are of greater strategic value to customers, driving growth and accelerating profitability improvement, while reducing conflict to the speed and efficiency of the Merchandise network.

•

Implementing Intermodal Reservation System: A new driver appointment system has been deployed at two of the company’s major international terminals. With drayage arriving at scheduled times, terminals are prepared to quickly hand off freight, reducing driver dwell and increasing fluidity. Norfolk Southern has also launched new stack optimization technology at the terminals that manage containers, allowing the overall facility to operate cohesively. The combination enables crews to handle additional volumes and reduce ground traffic, creating the opportunity for further growth.

Ensuring Performance Accountability through Changes in the Compensation Program

Norfolk Southern also announced that the Human Capital Management and Compensation Committee of its board of directors has approved changes to the Company’s 2024 annual incentive compensation plan. The changes include the addition of Operating Ratio (OR) as a performance metric to replace the margin modifier as part of the plan for 2024. This will further align management incentives with the Company’s financial and operational goals and strategy, which includes safety, service, productivity, and growth.

The 2024 OR targets also align with the improvements needed to achieve the Company’s long-term objectives of achieving a sub-60% OR in three to four years and delivering an industry-competitive OR.

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TYPE OF METRIC	PRIOR 2024 ANNUAL INCENTIVE PERFORMANCE MEASURES	UPDATED 2024 ANNUAL INCENTIVE PERFORMANCE MEASURES
		30%	Operating Ratio

FINANCIAL 70%	Operating Income 40%	Operating Income 25%

	Revenue 30%	Revenue 15%

CUSTOMER SERVICE 20%	Merchandise On-Time Delivery 10%	Merchandise On-Time Delivery 10%
	Intermodal Composite 10%	Intermodal Composite 10%

SAFETY 10%	FRA Reportable Injury Rate 5%	FRA Reportable Injury Rate 5%
	FRA Reportable Train Accident Rate 5%	FRA Reportable Train Accident Rate 5%

MARGIN PERFORMANCE MODIFIER	+/-15%

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release Dated April 4, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement (the “2024 Proxy Statement”) on Schedule 14A and a WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2024 Proxy Statement, any amendments or supplements to the 2024 Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at https://norfolksouthern.investorroom.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the 2024 Annual Meeting is included in Norfolk Southern’s 2024 Proxy Statement, filed with the SEC on March 20, 2024. To the extent holdings by our directors and executive officers of Norfolk Southern securities reported in the 2024 Proxy Statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change of Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described above.

Cautionary Statement on Forward-Looking Statements

Certain statements in this communication are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or our future financial performance, including statements relating to our ability to satisfy the performance goals set under the 2024 annual incentive plan and to execute on our strategic plan and our 2024 Annual Meeting and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or our achievements or those of our industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “goals,” “estimate,” “opportunity,” “targets,” “project,” “consider,” “predict,” “potential,” “feel,” or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates, beliefs, and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. These and other important factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as well as the Company’s subsequent filings with the SEC, may cause actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date: April 4, 2024

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Exhibit 99.1

FOR IMMEDIATE RELEASE

Norfolk Southern announces new initiatives to drive further productivity and accountability

Executive compensation plan adjustments address shareholder feedback and holds management accountable to deliver on key objectives

ATLANTA, April 4, 2024 – Norfolk Southern Corporation (NYSE: NSC) provided an update Thursday on its plan to accelerate progress on its strategy and deliver long-term shareholder value.

Alan Shaw, Norfolk Southern president and chief executive officer, said, “The initiatives announced today will help us progress toward our strategic goals and close the margin gap with our peers. Our network enhancements and improvements to our reporting structure will empower our new chief operating officer, John Orr, with the scope to implement his scheduled railroading plans and accelerate our operational improvements. This positions Norfolk Southern to become a more productive, resilient, and efficient railroad, and drive long-term value creation.”

Accelerating Operational Performance

•

Operations Reporting Changes: Intermodal and Automotive Operations, previously under the company’s Marketing division, is now reporting to Orr. This change will instill additional operational rigor, enhance opportunity for further productivity, and improve alignment and coordination across the business, including in Merchandise and Bulk. This organization joins Car Management, which has also been moved into Operations.

•

Near-Term Operational Priorities: Since Orr’s appointment as COO on March 20, 2024, he has been streamlining operational processes and enhancing safety, productivity, and service. These initiatives include:

•	Executing a ‘Safety Blitz’ to reinforce best practices;

•	Assembling a task force and war room in the Network Operations Center to assess network-wide asset utilization;

•	Developing a network heat map to identify blockages and increase speed; and

•	Classifying two hump yards as ‘High Performance Terminals’, where he anticipates achieving 33% improvement in dwell time over the next 60 days at those locations.

Norfolk Southern Corporation | 1

Together, these changes are helping to increase the speed of the Merchandise network and open the door for broader network fluidity and efficiency. In just two weeks, tangible results have already been realized, including:

•	Improved Terminal Dwell by 8%;

•	Increased Merchandise Train Speed by 8%; and

•	Decreased Active Train Count by 8%.

•

Lane Rationalization: A comprehensive review and optimization of the Intermodal network has eliminated lanes that do not have the density to meet productivity targets. To date, this has removed 53 low-volume lanes with limited growth prospects, comprising 15% of all our Intermodal lanes. This effort reduces network complexity, supporting the company’s efforts to drive fluidity and productivity. It frees resources to improve service in lanes that are of greater strategic value to customers, driving growth and accelerating profitability improvement, while reducing conflict to the speed and efficiency of the Merchandise network.

•

Implementing Intermodal Reservation System: A new driver appointment system has been deployed at two of the company’s major international terminals. With drayage arriving at scheduled times, terminals are prepared to quickly hand off freight, reducing driver dwell and increasing fluidity. Norfolk Southern has also launched new stack optimization technology at the terminals that manage containers, allowing the overall facility to operate cohesively. The combination enables crews to handle additional volumes and reduce ground traffic, creating the opportunity for further growth.

Ensuring Performance Accountability through Changes in the Compensation Program

Norfolk Southern also announced that the human capital management and compensation committee of its board of directors has approved changes to the company’s 2024 annual incentive compensation plan. The changes include the addition of Operating Ratio (OR) as a performance metric to replace the margin modifier as part of the plan for 2024. This will further align management incentives with the company’s financial and operational goals and strategy, which include safety, service, productivity, and growth.

The 2024 OR targets also align with the improvements needed to achieve the company’s long-term objectives of achieving a sub-60% OR in three to four years and delivering an industry-competitive OR.

Norfolk Southern Corporation | 2

TYPE OF METRIC	PRIOR 2024 ANNUAL INCENTIVE PERFORMANCE MEASURES	UPDATED 2024 ANNUAL INCENTIVE PERFORMANCE MEASURES
FINANCIAL 70%		30%	Operating Ratio
	Operating Income 40%	Operating Income 25%
	Revenue 30%	Revenue 15%

CUSTOMER SERVICE 20%	Merchandise On-Time Delivery 10%	Merchandise On-Time Delivery 10%
	Intermodal Composite 10%	Intermodal Composite 10%

SAFETY 10%	FRA Reportable Injury Rate 5%	FRA Reportable Injury Rate 5%
	FRA Reportable Train Accident Rate 5%	FRA Reportable Train Accident Rate 5%

MARGIN PERFORMANCE MODIFIER	+/-15%

John R. Thompson, chair of the human capital management and compensation committee, said, “Following extensive shareholder feedback, the board determined to explicitly include OR improvements as a component of our 2024 compensation plans in line with our commitment to hold management accountable. As management continues to drive productivity throughout Norfolk Southern’s network, OR improvements will be a key component of our long-term success and enable us to achieve our objective of delivering best-in-class value to shareholders.”

To learn more, visit VoteNorfolkSouthern.com.

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About Norfolk Southern

Since 1827, Norfolk Southern Corporation (NYSE: NSC) and its predecessor companies have safely moved the goods and materials that drive the U.S. economy. Today, it operates a customer-centric and operations-driven freight transportation network. Committed to furthering sustainability, Norfolk Southern helps its customers avoid approximately 15 million tons of yearly carbon emissions by shipping via rail. Its dedicated team members deliver more than 7 million carloads annually, from agriculture to consumer goods, and Norfolk Southern originates more automotive traffic than any other Class I Railroad. Norfolk Southern also has the most extensive intermodal network in the eastern U.S. It serves a majority of the country’s population and manufacturing base, with connections to every major container port on the Atlantic coast as well as major ports in the Gulf of Mexico and Great Lakes. Learn more by visiting www.NorfolkSouthern.com.

Media Inquiries:

Media Relations

Investor Inquiries:

Luke Nichols, 470-867-4807

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement (the “2024 Proxy Statement”) on Schedule 14A and a WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2024 Proxy Statement, any amendments or supplements to the 2024 Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at https://norfolksouthern.investorroom.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the 2024 Annual Meeting is included in Norfolk Southern’s 2024 Proxy Statement, filed with the SEC on March 20, 2024. To the extent holdings by our directors and executive officers of Norfolk Southern securities reported in the 2024 Proxy Statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change of Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described above.

Norfolk Southern Corporation | 4

Cautionary Statement on Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or our future financial performance, including statements relating to our ability to satisfy the performance goals set under the 2024 annual incentive plan and to execute on our strategic plan and our 2024 Annual Meeting and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or our achievements or those of our industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “goals,” “estimate,” “opportunity,” “targets,” “project,” “consider,” “predict,” “potential,” “feel,” or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates, beliefs, and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. These and other important factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as well as the Company’s subsequent filings with the SEC, may cause actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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